UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported)
June 22, 2007
SECURUS TECHNOLOGIES, INC.
(Exact name of Registrant as specified in charter)

Delaware	333-124962	20-0673095
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
14651 Dallas Parkway, Suite 600
Dallas, Texas 75254-8815
(Address of principal executive offices)
(972) 277-0300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     This Current Report on Form 8-K is being filed to disclose (i) the Unaudited Pro Forma Condensed Consolidated Financial Statements and the notes thereto, attached hereto as Exhibit 99.1, prepared to reflect the proposed acquisition by Securus Technologies, Inc. (the “Company or “Securus”) of Syscon Holdings Ltd. (“Syscon”) previously announced on April 16, 2007 and the transactions related thereto, (ii) the Consolidated and Combined Financial Statements of Syscon for the six-months ended December 31, 2006 and the twelve-months ended June 30, 2006, (iii) the Unaudited Consolidated and Combined Financial Statements for the three-month periods and nine-month periods ended March 31, 2006 and March 31, 2007, and (iv) the launch of our consent solicitation for proposed waivers and amendments to our Second-Priority Senior Secured Notes due 2011.
     The following unaudited condensed and consolidated pro forma financial statements were prepared to illustrate the estimated effects of the following transactions:
•	our acquisition of Syscon;

•	our incurrence of additional debt to fund the Syscon acquisition;

•	our borrowing of $7.5 million under our working capital facility; and

•	our payment of $6.5 million of fees and expenses incurred in connection with the transactions.
     We derived the historical operating data for Syscon for the twelve months ended December 31, 2006, by adding together the audited combined statement of operations for Syscon for the period from July 1, 2005 to June 1, 2006, the audited consolidated statement of operations for Syscon for the period from June 2, 2006 to June 30, 2006, and the unaudited consolidated statement of operations for Syscon for the six months ended December 31, 2006, and subtracting therefrom the unaudited consolidated statement of operations data for Syscon for the six months ended December 31, 2005. We derived the unaudited pro forma consolidated statement of operations for the twelve months ended March 31, 2007 from the other pro forma consolidated statements of operations provided in the exhibits hereto by adding our pro formas consolidated statement of operations for the three months ended March 31, 2007 and subtracting therefrom our pro forma consolidated statement of operations for the three months ended March 31, 2006.
     The condensed and consolidated pro forma balance sheet gives effect to the transactions as if they had occurred as of March 31, 2007. The pro forma condensed and consolidated statements of operations contained herein give effect to the transactions as if they had occurred on the first day of the relevant period. The pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable. We cannot assure you that the assumptions used in the preparation of the pro forma condensed consolidated financial information will prove to be correct. The pro forma condensed and consolidated financial statements do not purport to represent what the results of operations and financial condition of each of Securus and Syscon would actually have been had the transactions in fact occurred as of such date or to project the results of operations or financial condition for any future period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that Securus will experience after the Syscon acquisition.
     Syscon is a leading enterprise software development company for the correctional facility industry. Syscon’s core product is a sophisticated and comprehensive software system utilized by correctional facilities and law enforcement agencies for complete offender management. Syscon’s system provides correctional facilities with the ability to manage and monitor inmate parole and probation activity and development at a sophisticated level. Syscon’s customers operate more than 250 correctional facilities and probation offices maintaining records for over 300,000 offenders in the United States, Canada, the United Kingdom and Australia. Syscon is the largest offender management software provider to Electronic Data Systems for the U.K.’s National Offender Management System for Her Majesty’s Prison Service.
     Exhibit 99.1 contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are inherently subject to risk and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006. These factors include, but are not limited to: (i) competition in our industry and in the communications industry generally; (ii) our substantial amount of debt and our ability to incur additional debt; (iii) our financial results being dependent on the success of our billing and bad debt management systems; (iv) loss of major partners or customers and recent trends in the inmate telecommunications industry and the risks of government contracts; (v) protection of our proprietary technology and ensuring that it does not infringe on the proprietary technology of other companies; (vi) our ability to adopt to new technologies and respond effectively to customer requirements or provide new products and services; (vii) control by our equity investors; (viii) our ability to adapt to changes in state and federal regulations that apply to the inmate telecommunications industry; (ix) extensive government legislation and regulations; (x) restrictive covenants in the indenture, our working capital facility, and our senior subordinated debt agreements; (xi) dependence on third party vendors for our information and billing systems; (xii) the acquisition of Syscon; (xiii) technology systems failures; (xiv) our ability to attract and retain qualified management and other personnel; and (xv) other factors detailed from time to time in our filings with the Securities and Exchange Commission. We disclaim any obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, new estimates, or other factors, events or circumstances after the date of this document, except where expressly required by law. These statements are subject to a number of risks and uncertainties that could cause the statements made to be incorrect and the actual results to differ materially.
     Item 9.01. Financial Statements and Exhibits.

(d) Exhibits -	Exhibit 99.1	Pro Forma Financial Information
	Exhibit 99.2	Press Release — Non-GAAP Financial Measures
	Exhibit 99.3	Consolidated and Combined Financial Statements of Syscon for the six-months ended December 31, 2006 and the twelve-months ended June 30, 2006
	Exhibit 99.4	Unaudited Consolidated and Combined Financial Statements for the three-month periods and nine-month periods ended March 31, 2006 and March 31, 2007
	Exhibit 99.5	Press Release — Consent Solicitation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 22, 2007	SECURUS TECHNOLOGIES, INC. (Registrant)
/s/ RICHARD FALCONE
Richard Falcone,
President, Chief Executive Officer and Director

June 22, 2007	/s/ KEITH S. KELSON
Keith S. Kelson,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Pro Forma Financial Information
99.2	Press Release
99.3	Consolidated and Combined Financial Statements of Syscon for the six-months ended December 31, 2006 and the twelve-months ended June 30, 2006
99.4	Unaudited Consolidated and Combined Financial Statements for the three-month periods and nine-month periods ended March 31, 2006 and March 31, 2007
99.5	Press Release — Consent Solicitation

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